                                                                    EXHIBIT 10.2

                               TENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This Tenth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of May 27, 1999 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 1998, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999, that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 and that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of May 12, 1999 (as so amended, the "Credit Agreement").

                  B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                  Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         a. Section 2.07(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) On each of the dates set forth below (each a "Scheduled Loan Paydown Date") the Borrower shall repay the Loans comprising part of the same Borrowing in whole or ratably in part in an amount equal to the "Scheduled Paydown Amount" set forth opposite such Scheduled Loan Paydown Date:

                    Scheduled Loan                  Scheduled
                     Paydown Date                Paydown Amount
                     ------------                --------------
                 June 18, 1999                      $10,247,000
                 July 31, 1999                         $750,000
                 August 15, 1999                     $2,500,000
                 August 31, 1999                       $750,000

         b. Section 6.02 of the Credit Agreement is hereby amended by adding the following subclause (l) immediately after subclause (k) of Section 6.02:

                  "and (l) Liens described on Schedule 6.02 securing the Indebtedness described on Schedule 6.02 so long as such Liens have been released and/or extinguished on or before June 18, 1999;"

         c. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.07. Sales of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary, (c) the sale of the Costilla Divestiture Properties; provided that with respect to any such sale of Costilla Divestiture Properties (i) the sale is consummated on or before June 18, 1999, (ii) the cash sales proceeds received by the Borrower for each group of Costilla Divestiture Properties is not less than the Minimum Sales Price for such group of Costilla Divestiture Properties as set forth on Schedule 6.07, (iii) at least 60% of the sales proceeds from such sale is applied to partially repay the Loans and (iv) the remaining sales proceeds are applied by the Borrower toward the payment of (y) existing Indebtedness and obligations of the Borrower and/or (z) the costs and expenses of operating, maintaining and developing its Oil and Gas Properties, and (d) the sale of the Rocky Mountain Divestiture Properties; provided that with respect to any such sale of Rocky Mountain Divestiture Properties (i) the sale is consummated on or before June 18, 1999, (ii) the cash sales price for each group of Rocky Mountain Divestiture Properties is not less than the Minimum Sales Price for such group of Rocky Mountain Divestiture Properties as set forth on Schedule 6.07, (iii) at least 60% of the cash sales proceeds received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties is applied to partially repay the Loans, (iv) the remaining cash sales proceeds received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties are applied by the Borrower toward the payment of (y) existing Indebtedness and obligations of the Borrower and/or (z) the costs and expenses of operating, maintaining and developing its Oil and Gas Properties, (v) the cash sales proceeds to be received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties is not less than 75% of the total cash sales price for such group of Rocky Mountain Divestiture Properties (vi) the Agent, in its sole discretion, shall have approved of the terms of the sale of each group of Rocky Mountain Divestiture Properties, (vii) 100% of the cash sales proceeds received by the Borrower after closing for each group of Rocky Mountain Divestiture Properties is applied to partially repay the Loans and (viii) the Borrower shall have granted a first priority Lien in favor of the Agent as security for the Obligations on such post-closing cash sales proceeds and the Borrower's rights thereto pursuant to Security Documents satisfactory in form and substance to the Agent."

         d. Section 9.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.01. Amendments, Etc. Subject to the last sentence of this Section 9.01, no amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, or consent to any departure by any Person herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following:
         (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) release the Borrower or any other Person from its payment obligations to the Bank Group, regardless of whether such obligations are those of a primary obligor, a guarantor or surety, or otherwise, (f) authorize the Agent to release Liens against a substantial portion of any collateral covered by the Security Documents, (g) take action which expressly requires the signing of all the Banks pursuant to the terms of this Agreement, (h) reduce the Commitment Percentages or the aggregate unpaid principal amount of the Notes, or the number of Banks, as the case may be, required for the Agent or the Banks or any of them to take any action under this Agreement or reduce the percentage of Majority Banks or (i) amend this Section 9.01; provided, further, that no amendment, waiver or consent shall (1) unless in writing and signed by the Co-Agent in addition to the Banks required above to take such action, effect the rights or duties of the Co-Agent under this Agreement or any other Loan Documents and (2) unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Loan Document. Notwithstanding the foregoing, (y) the Agent may (without the consent of the Banks) release the Lien created under the Security Documents on any assets of the Borrower or any of its Subsidiaries if the sale of such assets is permitted under Section 6.07 and (z) any waiver of any Default or Event of Default under Sections 7.01(c), (d), (e), (f), (g) or (m) or any Default that with the giving of notice or the lapse of time or both could become an Event of Default under Sections 7.01(c),
         (d), (e), (f), or (m) shall become effective for the specific instance and for the specific purpose for which given if such waiver is in writing and signed by the Borrower and the Required Banks."

         e. The following defined terms are hereby added to Annex A to the Credit Agreement in their appropriate alphabetical order:

                  "DJ Basin Field" means the wells described on Exhibit A-10 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Gillette Field" means the wells described on Exhibit A-11 attached hereto and the Oil and Gas Properties directly related or attributable to such wells.

                  "Required Banks" means at any time (a) the Agent, regardless of the amounts held and (b) Banks holding at least seventy-one percent (71%) of the then aggregate unpaid principal amount of the Loans or, if no Loans are outstanding, Banks having Commitment Percentages in the aggregate equal to at least seventy-one percent (71%).

                  "Rocky Mountain Divestiture Properties" means the DJ Basin Field and Gillette Field."

         f. Schedule 6.07 of the Credit Agreement is hereby amended in its entirety to read the same as Schedule 6.07 attached to this Amendment.

         g. The Credit Agreement is further amended by adding the Exhibits A-10 and A-11 and Schedule 6.02 attached to this Amendment as Exhibits A-10 and A-11 and Schedule 6.02 to the Credit Agreement.

                  Section 3. Limited Waiver of Credit Agreement. The Bank Group hereby waives compliance by the Borrower with Sections 9(a) and 9(b) of the Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 until June 18, 1999. The Bank Group hereby waives compliance by the Borrower with the last sentence of Section 5.11 of the Credit Agreement until June 18, 1999. The Bank Group hereby waives, until June 18, 1999, the Default under Section 7.01(e) of the Credit Agreement resulting from the Borrower's failure to pay BTCo. an amount equal to $368,900 that became due on May 5, 1999 under a certain Bank Group Derivative between the Borrower and BTCo. The foregoing waivers are limited to the above described matters and time period, shall expire on June 18, 1999, and shall not be construed as a waiver of any provision of the Credit Agreement or any other Loan Document with respect to any other matter or as a waiver of any other current or future Default or Event of Default under the Credit Agreement. The Bank Group reserves the right to exercise any rights or remedies with respect to any other such current or future Default or Event of Default under the Credit Agreement. The foregoing waiver of
Section 7.01(e) of the Credit Agreement shall not be deemed as a waiver of any right or remedy of BTCo. with respect to any Bank Group Derivative between the Borrower and BTCo. or as a release or forgiveness by BTCo. of any amount at any time owing by the Borrower to BTCo. in respect of any such Bank Group Derivative.

                  Section 4. Limitations of Amendments. THE AMENDMENTS TO THE CREDIT AGREEMENT AND WAIVERS SET FORTH HEREIN SHALL NOT (A) ESTABLISH A COURSE OF DEALING BETWEEN THE BORROWER AND THE BANK GROUP, (B) BE CONSIDERED A NORMAL AND CUSTOMARY PRACTICE BY ANY MEMBER OF THE BANK GROUP, OR (C) OBLIGATE ANY BANK TO AGREE TO ANY OTHER AMENDMENT IN THE FUTURE FOR ANY PURPOSE. THE BORROWER FURTHER ACKNOWLEDGES THAT THE AMENDMENTS SET FORTH HEREIN ARE AN ACCOMMODATION TO THE BORROWER, MADE AT ITS REQUEST, AND THAT NO SIMILAR ACCOMMODATION IS PRESENTLY CONTEMPLATED OR CAN BE EXPECTED IN THE FUTURE.

                  Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                  Section 6. Effectiveness. This Amendment shall become effective in accordance with the terms of the Credit Agreement.

                  Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                  Section 8. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 9. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                       COSTILLA ENERGY, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANKERS TRUST COMPANY,
                                            as Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.,
                                           as Co-Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DEN NORSKE BANK ASA,
                                           as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WELLS FARGO BANK (TEXAS), N.A.,
                                           as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  SCHEDULE 6.02


1. Oil and Gas Lien filed by Rock Tool Company covering the Greer McKinley #1 Well in Ward County, Texas and claiming indebtedness owed in the amount of $69,072.14.

2. Oil and Gas Lien recorded in Volume 177, Page 629 of the real property records of Lavaca County, Texas, filed by Steve Massey Company, Inc. covering the Migl-Mitchell #5 Well in Lavaca County, Texas and claiming indebtedness owed in the amount of $179,216.33.

3. Oil and Gas Liens recorded in Book 351, Page 968 of the real property records of Eddy County and Book 370, Page 878 of the real property records of Chavez County, New Mexico, filed by Dawson Geophysical, covering the Harpo Prospect and claiming indebtedness owed in the amount of $521,883.05.

                                  SCHEDULE 6.07

                         COSTILLA DIVESTITURE PROPERTIES


GROUP                                                       MINIMUM SALES PRICE
-----                                                       -------------------
Bone Pile Field                                               $     249,300

Chappell Lease                                                $     132,300

Circle Ridge Field                                            $     657,900

Davan Unit                                                    $     585,000

Hillboldt Gas Unit #1                                         $      63,000

Johnson E and F Lease                                         $      20,700

Natural Buttes Field                                          $   1,462,500

Susan Peak Field                                              $     856,800

World Field                                                   $   5,940,000



                      ROCKY MOUNTAIN DIVESTITURE PROPERTIES

GROUP                                                       MINIMUM SALES PRICE
-----                                                       -------------------
DJ Basin Field                                                $    5,500,000

Gillette Field                                                $    7,600,000